Filed by Cemtrex, Inc. Pursuant to Rule 425 under the Securities Act of 1933
Subject Company: Key Tronic Corporation Registration No. 333-220329



CEMTREX

MAXIMIZING INDUSTRIES' POTENTIAL

Nasdaq Listed **CETX**

2017 Fall INVESTOR Presentation

SAFE HARBOR STATEMENT

This presentation may contain forward looking statements that involve numerous risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These forward looking statements are not a guarantee of future performance. This release may contain Non-GAAP financial information and are not calculated or presented in accordance with US GAAP. The Company believes that the presentation of non-GAAP financial measures provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. The Company's management regularly uses these supplemental non-GAAP financial measures internally to understand, manage and evaluate the Company's business and make operating decisions. These risks and uncertainties are discussed in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. Except as may be required by applicable securities laws, we do not undertake any obligation to revise or update any forward-looking statements contained in this presentation.

WE HELP OUR CLIENTS WORK BETTER AND PRODUCE FASTER

We maximize industries' potential by providing talent to improve plant operations, to engineering new innovations. Our Electronic Manufacturing Services, Industrial Products and Industrial services help manufacturers improve, innovate, comply and speed the delivery of their new products to market.

Our portfolio companies have been carefully selected to provide products, services, and technologies that continually help industrial and manufacturing companies improve operations, achieve strategic objectives, and stay competitive in a constantly changing global environment.

OUR DIVISIONS AND CUSTOMER BASE

In two high-growth sectors include the biggest companies in the world.

CEMTREX Electronic Manufacturing Services "EMS"

- Engineering & Design
- Electronic Manufacturing
- Prototyping & Testing
- Complete Product Assembly

Mercedes-Benz · HARMAN · ABB · alpinestars · Schneider Electric · STORZ · Mitel · Parker

CEMTREX Industrial Products & Services "IPS"

- Industrial Air Filtration
- Environmental & Process Monitoring
- Environmental Control Systems
- Broad Industrial Services

BASF The Chemical Company · CITGO · PPG · GP Georgia-Pacific · DUKE ENERGY · Chevron · CORNING · HYUNDAI Engineering & Construction

2012-2016 FINANCIAL PERFORMANCE

Profitable for 24 Straight Quarters


0.60
0.50
0.40
0.30
0.20
0.10
0.00
Revenues
EPS
$93.7 M
$56.0 M
$100
$80
$60
$40
$20
$0
2012
2013
2014
2015
2016

2010 $3 M Revenues

- One Industry focus, cyclical
- Poor forecasting ability
- Regulatory dependency

2016 $94 M Revenues

- Multiple industry focus
- Improved gross margins
- Exposure to high growth markets

Our Future $500 M Revenues

- Diversified, recession proof
- Long term view and growth markets
- Continued Gross margin expansion



GLOBAL MARKET TRENDS ALIGN WITH OUR DIVISIONS' CAPABILITIES

Where we see growth in our EPS and IPS Sectors

6 TRENDS DRIVING OUR GROWTH

1. **Acquisitions targets in the EMS sector can immediately add value** including a US-based acquisition we are aggressively pursuing.
2. **Automation and Robotics is transforming the industrial and medical sectors**, representing almost 50% of CETX's EMS customers
3. **The automotive market is forecasted to triple** in size by 2019 with smart cars and IoT becoming a standard
4. **The Wearable technology market** is expected to double to US$12.0 billion by 2018
5. **Consumer demand and retailer technologies** causing in-shoring of manufacturing back to US
6. **Long-term industrial growth** in emerging markets can trigger rapid growth in air filtration

CEMREX'S DIVISION OFFERING

CEMREX'S DIVISION OFFERING
EMS
EMS
EMS
EMS
IPS
IPS




IOT

THE EMS MARKET CREATES ACQUISITION OPPORTUNITIES.

The global category spend in 2016 was $440 billion and is expected to reach $600 billion by 2021

TECHNOVIO

This is a Once-in-a-Generation EMS Growth Opportunity

The "Internet of Things," wearables, automotive electronics for driverless cars, advanced robotic medical devices and autonomous industrial manufacturing are exciting growth markets.

Cemtrex already has a foothold in these technologies through its German manufacturing operations. **With the collective scale of Key Tronic, we believe that the combined company can rapidly capitalize on all of these market opportunities to become a leading market provider for the most advanced electronic technologies around the world.**



THE KEY TRONIC ACQUISITION

By the Numbers

	CEMTREX		CETX Performance vs. Key Tronic
Gross Profit Margin (TTM)	32.4%	8.2%	24.2% higher gross profit margin
Gross Profit - 5 Yr. CAGR	94.2%	1.3%	92.9% higher annual gross profit margin
EBITDA Margin	7.3%	3.6%	EBITDA Margin was 105% greater
EBITDA - 5 Yr. CAGR	75.7%	-6.3%	5 Year EBITDA CAGR was 1299%
EPS - 5 Yr. Growth Rate	62.4%	-19.7%	5 Year EPS Growth Rate was 417% higher
Return on Equity (TTM)	20.2%	5.1%	Return on Equity was 298% greater
Return on Equity - 5 Yr. Avg	75.2%	7.6%	5 Year Average Return on Equity was 893% greater
Return on Assets (TTM)	6.5%	2.5%	5 Year Average Return on Assets was 222.7% greater
Return on Assets - 5 Yr. Avg	12.5%	3.9%	Return on Capital was 129% greater
Return on Capital (TTM)	8.8%	3.9%	Return on Capital was 129% greater
Return on Capital (5 Yr.) Avg	16.3%	5.9%	5 Year Average Return on Capital was 179.3% greater

AUTOMOTIVE MARKET
Increases electronic manufacturing services

Market Drivers

- Automotive electronics generate **~80% of value added in cars and set to triple by** 2019 (GTAI, 2016)
- **Smart cars** connectivity and IoT becoming the standard
- China is near to producing 30 million units per year

Our Demonstrated Performance

- Certified manufacturer for high end & complex electronic systems
- 25% of EMS sales come from automotive industry
- Supplier to German's Big Three through Tier 1 Distributors
- New $20M purchase volume customer potential by 2019

CONNECTED CAR REVENUES BY APPLICATION



$44.0
$37.0
$11.0
$9.0
$8.0
$7.0
Driver Assistance
Safety
Entertainment
Well Being
Vehicle Management
Mobility Management



AUTOMIZATION & ROBOTIZATION

of the medical and manufacturing sectors

Market Drivers

- **Medical devices set to grow at 9.3% CAGR** driven by technology advances
- Aging population is a **sustainable demand for medical** devices (ITA Medical Devices Top Markets Report,2016)
- **Germany is the leading, global exporter of medical** devices (ITA Medical Devices Top Markets Report,2016)
- Worldwide spending on robotics and related services will hit $135.4 billion in 2019

Our Demonstrated Performance

- Existing customers for medical and industrial comprise 50% of sales
- Major customers are all market leaders in respective product segments
- New product introductions create environment for organic growth of 20% for these segments

GLOBAL MEDICAL DEVICES MARKET GROWTH SET TO ACCELERATE



CAGR: 6.1%
CAGR: 9.3%
$98.7 B
$158.0 B
$285.6 B
2000
2008
2015
Asia-Pacific
Europe
Middle East & Africa
North America
South Central America

GLOBAL SUPPLY OF ROBOTS FOR MANUFACTURING



300,000
250,000
200,000
150,000
100,000
50,000
0
2016
2017
2018
Asia
Europe
America

CETX

IOT AND WEARABLE DEVICES
is a an immediate term EMS growth market

Market Drivers

- The 2018 value of the global **wearable technology market is expected double to US$12.0 billion** (BI Insider, 2016)
- **Landscape to change drastically** as companies from jewelry to industrial clothing set to incorporate tech into products

Our Demonstrated Performance

- Helped with entire development process from idea to large scale volume manufacturing
- $2M in sales from wearables last two years. Expect to double over next two years
- Helped develop and launch marquee product for racing apparel manufacturer (Alpine Stars)
- Recently hired IoT Business Development Manager, Joeseph Noveilli

OUR LATEST PRODUCT RELEASE COLLABORATIONS



LAUNCHED SEPTEMBER 2016
CETX Enabled Wearable Tech Motorcycle, Airbag Jacket

MARKET GROWTH ESIMATES FOR WEARABLES


$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018

U.S. CONSUMER DEMAND
requires more in-shoring of labor in packaging

Market Drivers

- Packaging labor demand has doubled over last 2 years due to "in-shoring"
- Global market set to reach $998 b in 2020 with 5% AAGR to $1.1 trillion in 2024 (all4Pack, 2016)
- Additional industrial markets set to grow in US due to wage increases in China and other markets

Our Demonstrated Performance

- Over 100 field personnel servicing marquee industrial clients
- High repeat business
- Reputation as premium quality service provider

2016 PACKAGING MARKETS BY GEOGRAPHY


27.0%
5.0%
34.0%
34.0%
2016 Market Size
$420 billion
Latin America
Europe
Asia and MEA
North America





DO YOU EXPECT YOUR COMPANY WILL MOVE MANUFACTURING TO THE US?[2]


% of respondents
Yes
No
100
80
60
40
20
0
33
67
58
42
59
41
60
40
65
35
70
30
Rubber & Misc. Plastics
Commercial Machinery
Electronic Components
Computer Equipment
Fabricated Metal Products
Transportation Equipment

EMERGING MARKETS' AIR FILTRATON

Market Drivers

- **Emerging markets industrial growth** is forecasted for decades
- **India set to build 1,000 GW of power gen capacity over next 3 decades**
- **Gas demand and pipelines skyrocketing** and liquefied natural gas (LNG) facilities rush to catch up
- **Reduction of greenhouse gases** is a major topic in global affairs
- **China set to implement a Cap & Trade** program for regulating CO2 by Summer '17

Our Demonstrated Performance

- Over 15,000 installations since 1965
- Advanced dust collection systems and turnkey solutions
- Revenues ~▲15% in Asian markets in 2016
- Competitive advantages for lowest TCO and product performance

GLOBAL INDUSTRIAL GROWTH[1]



Manufacturing
Energy
300
200
100
0
1990
2025
2050
+125%
+90%
+33%
+47%

$47 B AIR POLLUTION CONTROL MARKET



NAFTA, 10
East Asia, 22
West Asia, 3
Eastern Europe, 1
Middle East, 1
Africa, 1
South America, 2
CIS, 2
Western Europe, 5

The global emission control market was valued at $11.7 billion in 2014 and is projected to reach $22.1 billion by 2023, a CAGR of 7.3%

1: McIlvane & Co


MANAGEMENT AND FINANCIALS

THE TOP 3 OF THE FASTEST-GROWING, U.S. INDUSTRIALS FOR 5 YEARS

Growth Rankings (Capital IQ Data as of 5/1/17)		Market Cap	Revenues LTM	EBITDA LTM
1	Cypress Energy Partners, L.P. (NYSE:CELP)	132.4	289.2	14.3
2	Revolution Lighting Technologies, Inc. (NasdaqCM:RVLT)	48.4	175.1	10.0
3	**Cemtrex, Inc.** (NasdaqCM:CETX)	**36.0**	**121.4**	**9.32**
4	BG Staffing, Inc. (AMEX:BGSF)	173.4	251.1	21.7
5	The Goldfield Corporation (AMEX:GV)	927.6	125.4	25.2
6	HC2 Holdings, Inc. (NYSE:HCHC)	350.5	1,617.0	49.6
7	Somero Enterprises, Inc. (AIM:SOM)	156.1	79.4	23.9
8	NV5 Global, Inc. (NasdaqCM:NVEE)	100.3	243.1	26.4
9	CECO Environmental Corp. (NasdaqGS:CECE)	381.2	406.5	54.8
10	Radiant Logistics, Inc. (AMEX:RLGT)	292.8	758.2	27.0
11	Echo Global Logistics, Inc. (NasdaqGS:ECHO)	594.6	1,726.6	34.8
12	EnviroStar, Inc. (AMEX:EVI)	218.3	75.9	5.93
13	SP Plus Corporation (NasdaqGS:SP)	730.4	885.0	96.7
14	Astronics Corporation (NasdaqGS:ATRO)	910.3	626.0	97.7
15	PGT Innovations, Inc. (NYSE:PGTI)	523.6	471.1	73.7

A TEAM GROWING SHAREHOLDER VALUE

Saagar Govil
Chief Executive Officer & President

CEO and President since December 2011. *Forbes 30 Under 30* in 2016, #17 on Business Insider's *"Top 100 of Silicon Alley"* and *"Top 40 Under 40"* by Stony Brook University. Previous VP of Operations designing turnkey engineered systems. B.E. in Materials Engineering from Stony Brook University.

Renato Delrama
Chief Financial Officer

Chief Financial Officer since December 2004. Previous management n various accounting, banking and financial firms. B.S. degree in business administration with an accounting major, M.A. in business administration, and is a Certified Public Accountant.

Jim Heinrichs
General Manager, IPS

General Manager since 2015. Started at Cessna Aircraft in Avionics & Electrical Engineering. Managed projects for Master Engineers, Inc. and Jacob Engineering. Past manager at Miller Printing Equipment, Web-Application Engineer, Service/ Installation Manager.

5 Year BV/Share CAGR:128% ▲ $.01 ('11) to $3.49 (Q1'17)

3 Year ROE: 116% ▲ EPS Growth: $.15 ('11) to $.42 ('15)



3.75
3.5
3.25
3
2.75
2.5
2.25
2
1.75
1.5
1.25
1
0.75
0.5
0.25
0
Book Value
Equity / Share
2011
2012
2013
2014
2015
2016
2017

1. Commitment to Shareholder Value
2. 5 Year Revenue growth of > 250%
3. 20% Organic Growth in 2015 alone
4. Completed Several Accretive Acquisitions
5. Awarded for Excellence

Deloitte. Technology Fast 500™

Board of Directors

Aron Govil, Executive Director – Founder of CETX, Serial Entrepreneur, Ran Public & Private Cos. B.E. Chemical Engineering, MBA, Finance

Raju Panjwani, Director – 18 years at Morgan Stanley, Asia specialist. M&A, and capital raising, CPA at PWC prior to Morgan Stanley.

Sunny Patel, Director - Active investor in growth companies, CFA Level 3 candidate Cum Laude from NYU's Stern School of Business.

Shamik Shah, Director -15+ years on Wall St,in equities, derivatives and options with a focus on Energy Market, Former Rothchilds Funds of Funds Analyst

2017 3Q AND 9M

For the 3 and 6 month periods ended 3/31/17	3Q 2017	%	3Q 2016	9M 2017	%	9M 2016
Revenues	$27.8 M	▲13%	$24.7 M	$87.7 M	▲54%	$56.9 M
EBITDA	$1.4 M	▼12%	$1.6 M	$3.1 M	▲8%	$3.0 M
Net Income	$1.2 M	▼17%	$1.4 M	$3.0 M	▲2%	$2.9 M
EPS	$0.11		$0.10	$0.26		$0.36

GROWTH YEAR-OVER-YEAR

	FY 2016	%	FY 2015
Revenues	$93.7 M	▲65%	$56.0 M
EBITDA	$9.1 M	▲120%	$3.6 M
Net Income	$5.0 M	▲76 %	$2.8 M
EPS	$0.59	▲43 %	$0.41 M

3Q2017 INCOME STATEMENT

	3Q2017	3Q2016	9M2017	9M2016
IPS Revenues	$ 13,467,483	$ 12,468,737	$ 42,024,611	$ 33,206,953
EMS Revenues	14,339,173	12,246,116	45,684,285	23,730,693
TOTAL REVENUES	27,806,656	24,714,853	87,708,896	56,937,646
IPS Cost of Sales	9,437,556	8,935,388	30,327,245	24,298,643
EMS Cost of Sales	8,437,194	7,620,796	28,393,397	14,774,708
GROSS PROFITS	9,931,906	8,158,669	28,988,254	17,864,295
INCOME	1,405,281	1,697,222	4,154,269	3,059,294
EBT	1,354,868	1,554,338	3,123,940	3,020,755
Provision for income taxes	(172,286)	(123,298)	(122,197)	(67,424)
NET INCOME	1,182,582	1,431,040	3,001,743	2,953,331
Comp. Income (Loss)/Gain	$ 2,073,797	$ 1,469,432	$ 3,242,194	$ 2,953,331
EPS – BASIC	$ 0.12	$ 0.16	$ 0.27	$ 0.36
EPS – DILUTED	$ 0.11	$ 0.16	$ 0.26	$ 0.36
WEIGHTED AVERAGE SHARES OUTSTANDING				
Basic	10,033,060	8,804,446	9,932,894	8,116,266
Diluted	10,300,022	8,872,966	10,214,020	8,184,552

CEMTREX, INC CETX Nasdaq Listed

$3.21 (+0.03)

FISCAL YEAR	September 30
LAST TRADED PRICE (09/25/17)	$3.21
AVERAGE VOLUME	107,447
F/D SHARE COUNT	~13 M
MARKET CAP	~$30 M
JANUARY 2017 FINANCING	$14.1
PREFERRED COMMON SOLD	1,735,400 M
CASH WARRANTS @ $6.31	3.47 M



2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
4
3.5
3
2.5
2
1.5
1
0.5
0
Volume
Open
High
Low
Close
2 per. Mov. Avg. (Close)

In the News and Press

Cemtrex Establishes New Advanced Electronics Subsidiary to Develop Proprietary IoT and Wearables Products 07/12/2017
Cemtrex Added to Russell Microcap Index 06/26/2017
Cemtrex to Present in the 7th Annual LD Micro Invitational on June 6 05/23/2017
Cemtrex Reports Record Month of New Incoming Orders with Over $21 Million in Orders Received in April 2017 05/17/2017
Cemtrex Reports Fiscal Year 2017 Second Quarter Results 05/11/2017
Cemtrex to Announce Fiscal Year 2017 Second Quarter Results on May 11, 2017

WHY BECOME OUR SHAREHOLDER?

We are in the right markets...

- In-shoring of manufacturing
- Automotive technologies
- Automation & robotics in medical fields
- Wearable technologies
- Emerging growth and air filtration

and focused on shareholder value

- Share buy-back program initiated with 330,000 purchase in March, 2017
- Company initiates annual dividend policy of $0.02 per share of common stock.
- Accretive acquisitions combined with organic growth with very little Goodwill
- Nasdaq uplisting on 6/25/15

GROW WITH US.

CEMTREX

MAXIMIZING INDUSTRIES' POTENTIAL

19 Engineers Lane, Farmingdale, NY 11735 USA

US +1 (631) 756-9116

info@cemtrex.com

cemtrex.com

Nasdaq Listed

Investors

investors@cemtrex.com

